Exhibit 10.6

SECOND AMENDMENT AGREEMENT, dated as of February 26, 2015 (this “Amendment”), to the Second Lien Credit Agreement dated as of May 23, 2014 (as amended by that certain First Amendment to Second Lien Credit Agreement dated as of December 18, 2014 and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among TASC PARENT CORPORATION, a Delaware corporation (“Holdings”), TASC, Inc., a Massachusetts corporation (the “Borrower”), each Lender from time to time party thereto and BARCLAYS BANK PLC, as administrative agent and collateral agent (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

WHEREAS, Section 10.1(d)(i) of the Credit Agreement provides that the Credit Agreement and any other Loan Documents may be amended with the consent of the Borrower and the Administrative Agent to correct any obvious error or any error or omission of a technical or immaterial nature;

WHEREAS, the Borrower and the Administrative Agent desire to amend the Credit Agreement to cure obvious errors or errors of a technical or immaterial nature on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments. The Credit Agreement is hereby amended as follows:

(a) Section 6.1 of the Credit Agreement is hereby amended by inserting the following phrase at the end of the first paragraph thereof: “(or information relating to any direct or indirect parent of Holdings so long as such parent’s consolidated financial statements are accompanied by a certification from the Chief Financial Officer of the Borrower that such parent has no operations, assets or liabilities other than owning 100% of the Capital Stock of Holdings (directly or through other wholly-owned Subsidiaries with no operations other than owning Capital Stock of Holdings), and the consolidated financial statements of such parent and its consolidated Subsidiaries are identical in all respects to the consolidated financial statements of Holdings and its consolidated Subsidiaries)”.

(b) Section 10.1(d)(ii) is hereby amended by replacing the reference to “Section 7.11” with “Section 6.13”.

Section 2. Effectiveness. Section 1 of this Amendment shall become effective on the date on which each of the following conditions precedent has been satisfied:

(a) the Administrative Agent shall have received this Amendment, duly executed by the Borrower and the Administrative Agent; and

(b) the Required Lenders shall not have objected to this Amendment in writing within five Business Days following receipt of notice hereof (it being understood that this Amendment was posted to the Required Lenders electronically on SyndTrak with notice of such posting by the Administrative Agent to the Required Lenders on February 19, 2015).

Section 3. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or electronic (i.e., “pdf”) transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 4. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

Section 5. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 6. Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Issuing Banks, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document (for avoidance of doubt, in each case, as altered, modified or amended as expressly set forth herein) is hereby ratified and reaffirmed in all respects and shall continue in full force and effect.

[SIGNATURES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

TASC INC., as Borrower

By:	/s/ Wayne Rehberger
	Name:	Wayne Rehberger
	Title:	CFO

[TASC - Signature Page to Second Lien Amendment]

BARCLAYS BANK PLC, as Administrative Agent

By:	/s/ Christopher R. Lee
	Name:	Christopher R. Lee
	Title:	Assistant Vice President

[TASC - Signature Page to Second Lien Amendment]